Securitizations and Variable Interest Entities	9 Months Ended
Sep. 30, 2015
Transfers and Servicing [Abstract]
Securitizations and Variable Interest Entities
Note 2 – Securitizations and Variable Interest Entities
We securitize, sell and service forward and reverse residential mortgage loans and regularly transfer financial assets in connection with asset-backed financing arrangements. We have aggregated these securitizations and asset-backed financing arrangements into two groups: (1) securitizations of residential mortgage loans and (2) financings of advances on loans serviced for others.
We have determined that the special purpose entities (SPEs) created in connection with our match funded advance financing facilities are variable interest entities (VIEs) for which we are the primary beneficiary.
Securitizations of Residential Mortgage Loans
Currently, we securitize forward and reverse residential mortgage loans involving the GSEs and Ginnie Mae and loans insured by the FHA or VA. We retain the right to service these loans and receive servicing fees based upon the securitized loan balances and certain ancillary fees, all of which are reported in Servicing and subservicing fees in the Unaudited Consolidated Statements of Operations.
Transfers of Forward Loans
We sell or securitize forward loans that we originate or that we purchase from third parties, generally in the form of mortgage-backed securities guaranteed by the GSEs or Ginnie Mae. Securitization usually occurs within 30 days of loan closing or purchase. We retain the servicing rights associated with the transferred loans and receive a servicing fee for services provided. We act only as a fiduciary and do not have a variable interest in the securitization trusts. As a result, we account for these transactions as sales upon transfer.
We report the gain or loss on the transfer of the loans held for sale in Gain on loans held for sale, net in the Unaudited Consolidated Statements of Operations along with the changes in fair value of the loans and the gain or loss on any related derivatives. We include all changes in loans held for sale and related derivative balances in operating activities in the Unaudited Consolidated Statements of Cash Flows.
The following table presents a summary of cash flows received from and paid to securitization trusts related to transfers accounted for as sales that were outstanding during the three and nine months ended September 30:

	Three Months		Nine Months
	2015	2014	2015	2014
Proceeds received from securitizations	$1,478,142	$1,369,468	$3,964,866	$4,346,991
Servicing fees collected	5,973	10,840	25,066	25,174
Purchases of previously transferred assets, net of claims reimbursed	1,512	2,237	2,408	2,237
	$1,485,627	$1,382,545	$3,992,340	$4,374,402

In connection with these transfers, we retained MSRs of $9.5 million and $27.8 million during the three and nine months ended September 30, 2015, respectively, and $10.7 million and $32.1 million during the three and nine months ended September 30, 2014, respectively. We initially record the MSRs at fair value and subsequently account for them at amortized cost.
Certain obligations arise from the agreements associated with our transfers of loans. Under these agreements, we may be obligated to repurchase the loans, or otherwise indemnify or reimburse the investor or insurer for losses incurred due to material breach of contractual representations and warranties.
The following table presents the carrying amounts of our assets that relate to our continuing involvement with forward loans that we have transferred with servicing rights retained as well as our maximum exposure to loss including the UPB of the transferred loans at the dates indicated:

	September 30, 2015	December 31, 2014
Carrying value of assets:
Mortgage servicing rights, at amortized cost	$45,064	$82,542
Mortgage servicing rights, at fair value	226	2,840
Advances and match funded advances	21,686	1,236
UPB of loans transferred (1)	6,811,864	9,353,187
Maximum exposure to loss	$6,878,840	$9,439,805

(1)	The UPB of the loans transferred is the maximum exposure to loss under our standard representations and warranties obligations.
At September 30, 2015 and December 31, 2014, 8.1% and 5.1%, respectively, of the transferred residential loans that we service were 60 days or more past due. During the three and nine months ended September 30, 2015, there were no charge-offs, net of recoveries, associated with these transferred loans.
Transfers of Reverse Mortgages
We are an approved issuer of Ginnie Mae Home Equity Conversion Mortgage-Backed Securities (HMBS) that are guaranteed by Ginnie Mae. We originate Home Equity Conversion Mortgages (HECMs, or reverse mortgages) that are insured by the FHA. We then pool the loans into HMBS that we sell into the secondary market with servicing rights retained. We have determined that loan transfers in the HMBS program do not meet the definition of a participating interest because of the servicing requirements in the product that require the issuer/servicer to absorb some level of interest rate risk, cash flow timing risk and incidental credit risk. As a result, the transfers of the HECMs do not qualify for sale accounting, and therefore, we account for these transfers as financings. Under this accounting treatment, the HECMs are classified as Loans held for investment - reverse mortgages, at fair value, on our Unaudited Consolidated Balance Sheets. We record the proceeds from the transfer of assets as secured borrowings (HMBS-related borrowings) in Financing liabilities and recognize no gain or loss on the transfer. Holders of participating interests in the HMBS have no recourse against the assets of Ocwen, except for standard representations and warranties and our contractual obligation to service the HECMs and the HMBS.
We have elected to measure the HECMs and HMBS-related borrowings at fair value. The changes in fair value of the HECMs and HMBS-related borrowings are included in Other revenues in our Unaudited Consolidated Statements of Operations. Included in net fair value gains on the HECMs and related HMBS borrowings are the interest income that we expect to be collected on the HECMs and the interest expense that we expect to be paid on the HMBS-related borrowings. We report originations and collections of HECMs in investing activities in the Unaudited Consolidated Statements of Cash Flows. We report net fair value gains on HECMs and the related HMBS borrowings as an adjustment to the net cash provided by or used in operating activities in the Unaudited Consolidated Statements of Cash Flows. Proceeds from securitizations of HECMs and payments on HMBS-related borrowings are included in financing activities in the Unaudited Consolidated Statements of Cash Flows.
At September 30, 2015 and December 31, 2014, we had HMBS-related borrowings of $2.2 billion and $1.4 billion and HECMs pledged as collateral to the pools of $2.3 billion and $1.6 billion, respectively.
Financings of Advances on Loans Serviced for Others
Match funded advances on loans serviced for others result from our transfers of residential loan servicing advances to SPEs in exchange for cash. We consolidate these SPEs because we have determined that Ocwen is the primary beneficiary of the SPE. These SPEs issue debt supported by collections on the transferred advances, and we refer to this debt as Match funded liabilities.
We make the transfers to these SPEs under the terms of our advance financing facility agreements. We classify the transferred advances on our Unaudited Consolidated Balance Sheets as Match funded advances and the related liabilities as Match funded liabilities. The SPEs use collections of the pledged advances to repay principal and interest and to pay the expenses of the SPE. Holders of the debt issued by these entities can look only to the assets of the SPE for satisfaction of the debt, and the debt is not recourse to Ocwen. The assets and liabilities of the advance financing SPEs are comprised solely of Match funded advances, Debt service accounts, Match funded liabilities and amounts due to affiliates. Amounts due to affiliates are eliminated in consolidation in our Unaudited Consolidated Balance Sheets.